PROSPECTUS SUPPLEMENT

December 1, 1997

IDS Equity Value Fund (May 30, 1997) S-6382 E (5/97)

The "Portfolio manager" section in the prospectus is revised to delete the paragraph regarding Tom Medcalf and to add the following:

Kurt Winters joined AEFC in 1987 and serves as senior portfolio manager. He has managed this Fund since December 1997. From 1992 to 1995, he managed IDS Life Series Fund, Managed Portfolio. He also manages IDS Discovery Fund, IDS Progressive Fund, Balanced Portfolio and Equity Income Portfolio.




S-6382-1 (12/97) Valid until next prospectus update.
Destroy May 29, 1998